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                            STOCK EXCHANGE AGREEMENT

         This Stock Exchange Agreement is made and entered into by and between MAYNARD J. HELLMAN, hereinafter referred to as "Hellman" and AMERI-CAP FACTORS GROUP, INC., a Florida corporation. hereinafter referred to as "Arneri-Cap" and FINANTRA CAPITAL. INC.. hereinafter referred to as "Finantra". (Throughout this agreement Hellman and Ameri-Cap may be referred to collectively as "Parties" for convenience.)

                                   WITNESSETH:

         WHEREAS, Ameri-Cap is a subsidiary of Finantra Capital, Inc., a Delaware corporation publicly traded pursuant to the Securities Act of 1933, and

         WHEREAS, Ameri-Cap is the owner of 80% of the authorized, issued and outstanding common shares of Ameri-Med Financial Services, Inc., a Florida corporation engaged in the business of medical receivable financing, and

         WHEREAS, Hellman is the owner of three percent (3%) of the authorized. issued and outstanding common stock of Ameri-Med, and

         WHEREAS Ameri-Cap desires to acquire Hellman's stock ownership in Ameri-Med in exchange for shares of common stock of Finantra, which exchange has been approved and authorized by the Board of Directors of Finantra, and

         WHEREAS, the Parties to this agreement desire to set forth in a written document the terms and conditions of their exchange.

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledge, the Parties agree as follows:

         1. RECITALS: The above and foregoing recitals are true and correct and are incorporated herein.

         2. Commencing on February 1, 1999 and the l s' day of February in the calendar years 2000 2001. 2002. 2003 Hellman will exchange a portion of his shares in Ameri-Med representing .06% of the authorized, issued and outstanding shares of Ameri-Med for 5.000 shares of Finantra s authorized common stock.

         3. NON-TRANSFER OF SHARES BY HELLMAN: Hellman agrees that he will not offer to sell transfer, or otherwise dispose of the common shares owned by him in Ameri-Med during the term hereof except to a trust or entity controlled by him so that said shares shall always be available to complete the exchange set forth in paragraph 2 above.

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         4. REPRESENTATIONS AND WARRANTIES OF HELLMAN: Hellman represents and warrants as follows:

         4.1 Hellman has the power to enter into and carry out his obligations under this agreement.

         4.2 The shares being exchanged by Hellman are fully paid and non-assessable.

         4.3 Hellman is and shall continue to be the owner of the shares subject to the exchange set forth herein, free and clear of all liens and encumbrances.

         4.4 Hellman is not subject to any order, judgment, decree, stipulation or agreement of any kind which will prohibit the exchange described in this agreement.

         4.5 Hellman acknowledges that the common stock of Finantra being exchanged for his shares in Ameri-Med have not been registered under the Securities Act of 1933, as amended for resale and may not be offered or sold except pursuant to an effective registration under the Act or to the extent applicable, Rule 144 under the Act or such other exemption from registration as may be given in an opinion of counsel acceptable to counsel for Finantra.

         5. REPRESENTATIONS AND WARRANTIES OF AMERI-CAP: Ameri-Cap represents and warrants to Hellman as follows:

         5.1 Ameri-Cap is a corporation duly organized and validly existing in good standing under the laws of the state of Florida with full power and authority to enter into this agreement.

         5.2 The execution, delivery and performance of this agreement has been duly approved by all requisite corporate actions.

         5.3 The common stock of Finantra being exchanged will be fully paid and non assessable.

         5.4 The transfer and delivery of the Finantra shares contemplated under this agreement will vest title to said shares in Hellman free of all liens. encumbrances, conditions and restrictions except those pertaining to the Securities Act of 1933. as amended and such state securities laws as may be applicable.

         6. REPRESENTATIONS AND WARRANTIES OF FINANTRA: Finantra represents and warrants to Hellman as follows:


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         6.1 Finantra is a duly organized and existing corporation under the laws of the state of Delaware and is authorized to conduct business in the state of Florida.

         6.2 Finantra has the power and authority to enter into this agreement and the execution, delivery and performance of this agreement has been duly approved by all requisite corporate actions of Finantra.

         6.3 The transfer and delivery of the exchanged shares pursuant to this agreement will vest title to the shares in Hellman free and clear of all liens and encumbrances.

         7. TRANSFERABILITY RESTRICTIONS ON FINANTRA SHARES: The Finantra shares exchanged or issued pursuant to this agreement shall be subject to all restrictions on transfer imposed by Federal and State securities laws. Further, the holder of the Finantra shares agrees that even if not applicable, the holder will not transfer any shares which would exceed the number of shares authorized to be transferred under Rule 144 of the Securities and Exchange Commission Rules. The holder of the Finantra shares named herein further consents to the imposition upon the Finantra shares any reasonable transfer or other "lock up" restrictions required by the underwriters for Finantra in connection with a public offering of securities.

         8. RIGHT OF FIRST REFUSAL: The holder of Finantra shares described herein will not transfer any Finantra shares without giving to Finantra prior notice and the opportunity to purchase such shares at a price equal to the value of the consideration offered by a prospective transferee. or the bid share price on the day of transfer, whichever is lower. Upon receipt of any such notice, Finantra shall have 3 days to exercise its first refusal right and 30 days thereafter to close the purchase. Failure of Finantra to exercise its right of first refusal shall authorize holder to sell the shares offered and Finantra's first refusal right shall expire as to the shares contained in the notice.

         9. NOTICES: Except as otherwise stated, all notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, given by prepaid first class mail, registered or certified or by duly recognized overnight carrier as follows:

                     To Hellman        Maynard J. Hellman
                                       1100 Ponce De Leon Blvd.
                                       Coral Gables. FL 33134

                     To Ameri-Cap:     Arneri-Cap Factors Group. Inc.
                                       Westside Corporate Center
                                       150 S. Pine Island Road. Suite 500
                                       Plantation, FL 33324

         10. MISCELLANEOUS PROVISIONS:


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         10.1 Assignment: No party may assign its obligations or rights under this agreement without the written consent of the other parties.

         10.2 Modification: There are no other agreements, promises or undertakings between the parties except as specifically set forth herein. No alteration. change, modification or amendment to this agreement shall be made except in writing and signed by the parties hereto.

         10.3 Severability: If any provision or paragraph of this agreement is deemed to be unlawful or unenforceable by any court, administrative agency or statute, law or ordinance, the said provision or paragraph shall be severed from this agreement without affecting the enforceability of the remainder of this agreement. The parties shall make a good faith effort to redraft the severed provision or paragraph consistent with the party's original intention but in such a way as to be lawful and enforceable.

         10.4 Binding Effect: This agreement supersedes and cancels any and all other agreements referring to the subject matter herein. This agreement shall be binding upon and inure to the benefit of the respective parties, their successors and assigns, if applicable as well as to the heirs and legal representatives of the parties hereto, if applicable.

         10.5 Construction: This agreement shall be construed and enforced under the laws of the state of Florida.

         10.6 Counterparts: This agreement may be executed in several counterparts. each of which shall be deemed an original but all of which counterparts collectively shall constitute one instrument representing the agreement between the parties.

         10.7 Captions and Headings: The captions and headings of each section or subsection in this agreement are for convenience of reference only and shall in no manner or way whatsoever effect the interpretation or meaning of such section or subsection.

         10.8 Exhibits: The exhibits attached hereto together with all documents incorporated by reference herein form an integral part of this agreement and are hereby incorporated herein wherever reference is made to them to the same extent as if they were set out in full at the point at which such reference is made.

         10.9 Attorney's Fees: The prevailing party in any litigation arising out of the terms of this agreement shall be entitled to reimbursement of reasonable attorney's fees and costs at the trial and appellate court level.

                         (SIGNATURES ON FOLLOWING PAGE)


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         IN WITNESS WHEREOF, the Parties have hereunto set their hands and seals this 16 day of December, 1998.


-----------------------------------
MAYNARD J. HELLMAN

AMERI-CAP FACTORS GROUP, INC.,
a Florida corporation

By:
   --------------------------------
        ROBERT D. PRESS, President

FINANTRA CAPITAL, INC.

By:
   --------------------------------
        ROBERT D. PRESS, President



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